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                                                                    Exhibit 23.4


                        CONSENT OF DELOITTE & TOUCHE LLP


We consent to the incorporation by reference in Registration Statement Nos. 33-82804, 33-78560, 33-76206, 33-92144, 333-04410, 333-22663, 333-42069,
333-45181, 333-50947, 333-60783 and 333-68883 of Synopsys, Inc. on Form S-8 of
our report dated October 11, 1996 (relating to the consolidated financial statements of EPIC Design Technology, Inc. not presented separately herein), appearing in this Annual Report on Form 10-K for the year ended September 30, 1998.

DELOITTE & TOUCHE LLP

San Jose, California
December 18, 1998